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                                                            Page 16 of 17 Pages

                                   Exhibit 1

                          Agreement Among Joint Filers


                    The undersigned do hereby agree that Marshall W. Pagon has the authority to file a report of beneficial ownership of 5% or more of the common stock of Pegasus Communications Corporation, as required by the Securities Exchange Act of 1934, as amended, on Schedule 13D, on behalf of each of the undersigned.


PEGASUS COMMUNICATIONS HOLDINGS, INC.


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                        Marshall W. Pagon                        Date
                        President



PEGASUS COMMUNICATIONS LIMITED PARTNERSHIP
                    By: NORTHWEST MANAGEMENT ASSOCIATES, L.P.
                          General Partner

                    By: PEGASUS CABLE ASSOCIATES, LTD.
                          General Partner


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                        Marshall W. Pagon                        Date
                        President



NORTHWEST MANAGEMENT ASSOCIATES, L.P.
                    By: PEGASUS CABLE ASSOCIATES, LTD.
                          General Partner


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                        Marshall W. Pagon                        Date
                        President








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                                                             Page 17 of 17 Pages



PEGASUS CABLE ASSOCIATES, LTD.


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                           Marshall W. Pagon                     Date
                           President




PEGASUS CAPITAL, L.P.
   By:  PEGASUS CAPITAL, LTD.
                         General Partner


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                           Marshall W. Pagon                     Date
                           President



PEGASUS CAPITAL, LTD.


                    By:  /s/ Marshall W. Pagon                 10/11/96
                        ----------------------                ----------
                           Marshall W. Pagon                     Date
                           President